INVESCO CHARTER FUND                                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-1424
SERIES NO.:         3

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $ 40,002
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                           $    197
           Class C                           $    522
           Class R                           $    499
           Class S                           $    234
           Class Y                           $  5,312
           Class R5                          $  4,758
           Class R6                          $  1,604

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $ 0.1981
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                           $ 0.0397
           Class C                           $ 0.0397
           Class R                           $ 0.1443
           Class S                           $ 0.2186
           Class Y                           $ 0.2502
           Class R5                          $ 0.2677
           Class R6                          $ 0.2873

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                            194,095
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                              3,517
           Class C                             12,666
           Class R                              2,943
           Class S                                993
           Class Y                             20,501
           Class R5                            17,254
           Class R6                             5,627

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $  23.28
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                           $  22.21
           Class C                           $  22.27
           Class R                           $  23.07
           Class S                           $  23.30
           Class Y                           $  23.38
           Class R5                          $  24.04
           Class R6                          $  24.05

INVESCO DIVERSIFIED DIVIDEND FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-1424
SERIES NO.:         18

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                              $ 58,295
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                              $    234
           Class C                              $  2,230
           Class R                              $  1,526
           Class Y                              $ 12,064
           Investor Class                       $ 28,706
           Class R5                             $ 28,436
           Class R6                             $ 13,236

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                              $ 0.2524
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                              $ 0.1202
           Class C                              $ 0.1201
           Class R                              $ 0.2092
           Class Y                              $ 0.2965
           Investor Class                       $ 0.2545
           Class R5                             $ 0.3014
           Class R6                             $ 0.3181

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                               231,558
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                 1,652
           Class C                                19,402
           Class R                                 7,579
           Class Y                                46,277
           Investor Class                        108,590
           Class R5                              107,178
           Class R6                               51,586

74V.   1   Net asset value per share (to nearest cent)
           Class A                              $  18.17
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                              $  17.97
           Class C                              $  17.95
           Class R                              $  18.22
           Class Y                              $  18.19
           Investor Class                       $  18.16
           Class R5                             $  18.17
           Class R6                             $  18.17

INVESCO SUMMIT FUND                                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-1424
SERIES NO.:         19

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $    36
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class P                           $ 4,580
           Class S                           $    10
           Class Y                           $     1
           Class R5                          $     1

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.0242
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                           $0.0000
           Class C                           $0.0000
           Class P                           $0.0439
           Class S                           $0.0374
           Class Y                           $0.0566
           Class R5                          $0.0698

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             1,632
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                38
           Class C                               132
           Class P                            97,610
           Class S                               197
           Class Y                                37
           Class R5                               29

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $ 18.62
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                           $ 17.77
           Class C                           $ 17.73
           Class P                           $ 18.74
           Class S                           $ 18.66
           Class Y                           $ 18.67
           Class R5                          $ 18.71